EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Repros Therapeutics Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph S. Podolski, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2011	By: /s/ Joseph S. Podolski
Joseph S. Podolski
Chief Executive Officer
Repros Therapeutics Inc.

A signed original of this written statement required by Section 906 has been provided to Repros and will be retained by Repros and furnished to the Securities and Exchange Commission or its staff upon request.